SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 24, 2006
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32878	75-2896356
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas	75201
(Address of Principal	(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code 214-765-1100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Financial Operations.
     Penson Worldwide, Inc. (the “Company”) issued a press release on July 24, 2006 announcing its financial results earnings information for the quarter ended June 30, 2006. In the press release distributed yesterday regarding quarterly revenues and profits for the three and six months ended June 30, 2006 certain supplemental data items were incorrect. All data items reported in the Consolidated Statement of Operations and the Consolidated Statement of Financial Condition were correct. The Company issued an amended press release revising the incorrect supplemental data on July 24, 2006. A copy of the amended press release is being furnished as an exhibit to this Form 8-K/A and is incorporated by reference into this Item 2.02.
     Pursuant to General Instruction B.2 of Form 8-K, all of the information contained in this Form 8-K/A and the accompanying exhibit shall be deemed to be “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.2	Press release, dated July 24, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.

Date: July 25, 2006	/s/ Kevin W. McAleer

Name: Kevin W. McAleer
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.2	Press release, dated July 24, 2006.